Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002 (18 U.S.C. Section 1350)

     The undersigned executive officer of Bar Harbor Bankshares (the "Registrant") hereby certifies that the Registrant’s Form 10-Q for the quarter ended March 31, 2008, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                             /s/ Gerald Shencavitz

                           Name:    Gerald Shencavitz
                           Title:       Executive Vice President and Chief Financial Officer

Date: May 12, 2008

Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Bar Harbor Bankshares and will be retained by Bar Harbor Bankshares and furnished to the Securities and Exchange Commission or its staff upon request.